BLACKROCK FUNDSSM
BlackRock Aurora Portfolio

Supplement dated June 25, 2010 to the
Prospectuses, each dated January 29, 2010

        The reorganization of BlackRock Aurora Portfolio (“Aurora”) and BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value”), which was originally scheduled to take place during the weekend of June 25, 2010, has been re-scheduled to take place during the weekend of July 30, 2010. Pursuant to the reorganization, Mid-Cap Value Equity will acquire substantially all of the assets of Aurora in exchange for the assumption by Mid-Cap Value of certain stated liabilities of Aurora and the issuance of shares of beneficial interest of Mid-Cap Value. Aurora and Mid-Cap Value are both series of the BlackRock Funds.

Code # ALLPR-AURMCV-0610SUP